Exhibit 99.5

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Amended Annual Report of Energy Exploration Technologies (the "Company") on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, George Liszicasz, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2004

By:       /s/ GEORGE LISZICASZ
 Name:  George Liszicasz
Title:    Chief Executive Officer and interim Chief Financial Officer (Principal Executive and Accounting Officer